UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2018 (July 25, 2018)

LINN ENERGY, INC.

(Exact name of registrant specified in its charter)

Delaware	000-51719	83-1207960
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

600 Travis Street Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(281) 840-4000

(Registrant’s telephone number, including area code)

Linn Energy, Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

EXPLANATORY NOTE

On July 25, 2018, the registrant completed a corporate reorganization (the “Reorganization”) as described in Item 1.01 of this Current Report on Form 8-K. The Reorganization was effected by a merger conducted pursuant to Section 251(g) of the Delaware General Corporation Law (the “DGCL”), which provides for the formation of a holding company without a vote of the stockholders of the constituent corporations.

For purposes of Rule 15d-5 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), New LINN (as defined below) is the successor registrant to Old LINN (as defined below). New LINN is thereby deemed subject to the periodic reporting requirements of the Exchange Act, and the rules and regulations promulgated thereunder, and in accordance therewith will file reports and other information with the Securities and Exchange Commission (the “Commission”). The first periodic report to be filed by New LINN with the Commission will be its Quarterly Report on Form 10-Q for the quarter ended June 30, 2018.

Item 1.01	Entry Into a Material Definitive Agreement.

On July 25, 2018, in accordance with Section 251(g) of the DGCL, Linn Energy, Inc. (“Old LINN”), merged with and into Linn Merger Sub #1, LLC (“Merger Sub”), a newly formed Delaware limited liability company and wholly owned subsidiary of New LINN Inc., a newly formed Delaware corporation (“New LINN”), with Merger Sub surviving such merger (the “Merger”). The Merger was completed pursuant to the terms of an Agreement and Plan of Merger by and among Old LINN, New LINN and Merger Sub, dated July 25, 2018 (the “Merger Agreement”).

Pursuant to the Merger Agreement and in connection with the Reorganization, at the effective time of the Merger, all outstanding shares of common stock of Old LINN were automatically converted into identical shares of common stock of New LINN on a one-for-one basis, and Old LINN’s existing stockholders became stockholders of New LINN in the same amounts and percentages as they were in Old LINN immediately prior to the Reorganization.

The foregoing description of the Merger Agreement set forth in this Item 1.01 is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 hereto and incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Reorganization, each member of the board of directors of Old LINN (the “Old LINN Board”) was appointed to the board of directors of New LINN (the “New LINN Board”), which became the board of directors of the registrant effective July 25, 2018. The New LINN Board initially consists of six members of one class with terms expiring at the next annual meeting of New LINN’s stockholders.

In addition, Mark E. Ellis, Old LINN’s President and Chief Executive Officer, was appointed President and Chief Executive Officer of New LINN; David B. Rottino, Old LINN’s Senior Vice President and Chief Financial Officer, was appointed Senior Vice President and Chief Financial Officer of New LINN; and Candice J. Wells, Old LINN’s Senior Vice President, General Counsel and Corporate Secretary, was appointed Senior Vice President, General Counsel and Corporate Secretary of New LINN. No new compensatory arrangements were entered into in connection with the Reorganization.

Evan Lederman served on the Old LINN Board since February 2017 and served as Chairman of the Old LINN Board since March 2017. Mr. Lederman will serve on New LINN’s Audit and Compensation Committees. Mr. Lederman is a Managing Director, Co-Head of Restructuring and a Partner on the Investment Team at Fir Tree Partners. Mr. Lederman focuses on the funds’ distressed credit and special situation investment strategies, including co-managing its energy restructuring initiatives. Prior to joining Fir Tree Partners in 2011, Mr. Lederman worked in the Business Finance and Restructuring groups at Weil, Gotshal & Manges LLP and Cravath, Swaine & Moore LLP. In addition to New LINN, Mr. Lederman, in his capacity as a Fir Tree Partners employee, is currently a member of the boards of Riviera Resources, LLC (Chairman), Ultra Petroleum Corp. (Chairman), Amplify Energy Corp., New Emerald Energy LLC, Roan Resources LLC and Deer Finance, LLC. Mr. Lederman received a J.D. degree with honors from New York University School of Law and a B.A., magna cum laude, from New York University. The New LINN Board believes Mr. Lederman’s extensive investment and restructuring experience in the energy industry, as well as his considerable experience as a member of the boards of directors of exploration and production companies, brings valuable strategic and analytical skills to the New LINN Board.

Matthew Bonanno served on the Old LINN Board since February 2017. He will serve as Chairman of the New LINN Audit Committee and on the New LINN Compensation Committee. Mr. Bonanno joined York Capital Management (“York”) in July 2010 and is a Partner of the Firm and the Co-Head of North America Credit. Mr. Bonanno joined York from the Blackstone Group where he worked as an associate focusing on restructuring, recapitalization and reorganization transactions. Prior to joining the Blackstone Group, Mr. Bonanno worked on financing and strategic transactions at News Corporation and as an Investment Banker at JP Morgan and Goldman Sachs. In addition to New LINN, Mr. Bonanno, in his capacity as a York employee, is currently a member of the boards of Riviera Resources, LLC, Rever Offshore AS, all entities incorporated pursuant to York’s partnership with Costamare Inc., Augustea Bunge Maritime, Next Decade LLC, Vantage Drilling Co. and Roan Resources LLC. Mr. Bonanno received a B.A. in History from Georgetown University and an M.B.A in Finance from The Wharton School of the University of Pennsylvania. The New LINN Board believes Mr. Bonanno’s extensive investment and restructuring experience in the energy industry brings valuable strategic and analytical skills to the New LINN Board.

Philip Brown served on the Old LINN Board since February 2017 and will serve on the New LINN Audit and Compensation Committees. Mr. Brown joined P. Schoenfeld Asset Management (“PSAM”) in 2009 and is a Partner of such firm, where he focuses on credit-oriented investments across various industries. Prior to joining PSAM, Mr. Brown held positions at Sun Capital Partners, Inc., an operationally-focused private equity firm, and Buckeye Capital Partners, an event-driven hedge fund. He began his career as an investment banking analyst at Wasserstein Perella & Co. In addition to New LINN, Mr. Brown, in his capacity as a PSAM employee, is currently a member of the board of Riviera Resources, LLC. The New LINN Board believes Mr. Brown’s considerable experience in the credit investment, private equity and hedge fund industries brings substantial investment management skills to the New LINN Board.

Andrew Taylor served on the Old LINN Board since February 2017 and will serve as Chairman of the New LINN Compensation Committee and on the New LINN Audit Committee. Mr. Taylor is a member of the investment team of Elliott Management Corporation (“Elliott”), a New York-based trading firm, where he is responsible for various corporate investments. Prior to joining Elliott in 2015, Mr. Taylor held similar positions in BlackRock’s Distressed Products Group, R3 Capital Partners and the Global Principal Strategies team at Lehman Brothers. In addition to New LINN, Mr. Taylor, in his capacity as an Elliott employee, is currently a member of the boards of Riviera Resources, LLC, Roan Resources LLC and Birch Permian Holdings Inc. The New LINN Board believes Mr. Taylor’s considerable experience in the investment advisory industry brings substantial investment management skills to the New LINN Board.

Mark E. Ellis served as Old LINN’s President and Chief Executive Officer and as a member of the Old LINN Board since February 2017. He previously served Linn Energy, LLC, Old LINN’s predecessor, as Chairman, President and Chief Executive Officer from December 2011 to February 2017, as President, Chief Executive Officer and Director from January 2010 to December 2011 and as President and Chief Operating Officer from December 2007 to January 2010. Mr. Ellis serves on the boards of PDC Energy, Inc., the Independent Petroleum Association of America, American Exploration & Production Council and the Houston Museum of Natural Science. Mr. Ellis is a member of the Society of Petroleum Engineers. The New LINN Board believes Mr. Ellis’ extensive executive and board experience with Old LINN and its predecessor brings valuable strategic, managerial and analytical skills to the New LINN Board.

David B. Rottino served as Old LINN’s Executive Vice President and Chief Financial Officer and as a member of the Old LINN Board since February 2017. He currently serves as President and Chief Executive Officer of Riviera Resources, LLC. He previously served Linn Energy, LLC, Old LINN’s predecessor, as Executive Vice President and Chief Financial Officer from August 2015 to February 2017, as Executive Vice President, Business Development and Chief Accounting Officer from January 2014 to August 2015, as Senior Vice President of Finance, Business Development and Chief Accounting Officer from July 2010 to January 2014, and as Senior Vice President and Chief Accounting Officer from June 2008 to July 2010. The New LINN Board believes Mr. Rottino’s extensive executive and board experience with Old LINN and its predecessor brings valuable strategic, managerial and analytical skills to the New LINN Board.

Candice J. Wells served as Old LINN’s Senior Vice President, General Counsel and Corporate Secretary since February 2017. She previously served Linn Energy, LLC, Old LINN’s predecessor, as Senior Vice President, General Counsel and Corporate Secretary from January 2016 to February 2017, as Vice President, General Counsel and Corporate Secretary from October 2013 to January 2016, as Vice President, acting General Counsel and Corporate Secretary from March 2013 to October 2013, and as Vice President, Assistant General Counsel and Corporate Secretary from September 2011 to March 2013.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Reorganization and pursuant to the terms of the Merger Agreement, New LINN’s certificate of incorporation (the “New LINN Charter”) and bylaws (the “New LINN Bylaws”) became the certificate of incorporation and bylaws of the registrant effective July 25, 2018. The New LINN Charter and New LINN Bylaws are, in all material respects, identical to the certificate of incorporation and bylaws of Old LINN, with the possible exception of certain amendments that are permissible under Section 251(g) of the DGCL.

In addition, on July 25, 2018, New Linn filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the New LINN Charter (the “Charter Amendment”), pursuant to which New LINN changed its name to “Linn Energy, Inc.”

The foregoing descriptions of the New LINN Charter, New LINN Bylaws and Charter Amendment set forth in this Item 5.03 are qualified in their entirety by reference to the full text of the New LINN Charter, New LINN Bylaws and Charter Amendment, copies of which are attached as Exhibits 3.1, 3.2 and 3.3 hereto, respectively, and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

Exhibit 2.1	Agreement and Plan of Merger, dated July 25, 2018, by and among Linn Energy, Inc., New LINN Inc. and Linn Merger Sub #1, LLC.

Exhibit 3.1	Certificate of Incorporation of New LINN Inc.

Exhibit 3.2	Bylaws of New LINN Inc.

Exhibit 3.3	Certificate of Amendment to Certificate of Incorporation of New LINN Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 26, 2018	LINN ENERGY, INC.

	By:	/s/ Candice J. Wells
		Name:	Candice J. Wells
		Title:	Senior Vice President, General Counsel and Corporate Secretary